Exhibit 10.1
Execution Version
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of February 9, 2024 (the “Second Amendment Effective Date”), among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement);
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Agreement and Plan of Merger, dated as of February 7, 2024 (the “Petra Acquisition Agreement”), among the Borrower, as buyer, Petra Merger Sub I, LLC, Petra Merger Sub C, LLC, Petra Merger Sub O, LLC, Petra Merger Sub O2, LLC and Petra Merger Sub O3, LLC, each a Delaware limited liability company and a wholly-owned direct Subsidiary of the Borrower, Petra Merger Sub S, LLC, a Delaware limited liability company and a wholly-owned direct Subsidiary of the Borrower, IKAV Impact USA Inc., a Delaware corporation, CPPIB Vedder US Holdings LLC, a Delaware limited liability company, Opps Xb Aera E CTB, LLC, a Delaware limited liability company, Opps XI Aera E CTB, LLC, a Delaware limited liability company, Green Gate COI, LLC, a Delaware limited liability company and solely for purposes of the member provisions therein, IKAV Impact S.a.r.l., a Luxembourg corporation, Simlog Inc., a Delaware corporation, IKAV Energy Inc., a Delaware corporation, CPP Investment Board Private Holdings (6), Inc., a Canadian corporation, OCM Opps Xb AIF Holdings (Delaware), L.P., a Delaware limited partnership, Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class C, a Delaware limited partnership, OCM XI AIV Holdings (Delaware), L.P., a Delaware limited partnership, and OCM Aera E Holdings, LLC, a Delaware limited liability company, pursuant to which the Borrower will acquire, directly or indirectly, all of the issued and outstanding equity interests of Green Gate Resources Parent, LLC, a Delaware limited liability company (the “Petra Acquisition”); and
WHEREAS, the parties to this Amendment desire to enter into this Amendment to amend the Existing Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION1.    Amendments to Credit Agreement.

Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that:
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order as follows:
“Petra” shall mean Green Gate Resources Parent, LLC, a Delaware limited liability company, and its subsidiaries as of the date of the consummation of the Petra Acquisition.
“Petra Acquisition” shall have the meaning given to such term in the Second Amendment.
“Petra Acquisition Agreement” shall have the meaning given to such term in the Second Amendment.
“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Second Amendment Acquisition Additional Indebtedness” means customary unsecured “bridge” loan facilities, solely to the extent (i) incurred during the period between the Second Amendment Effective Date and May 7, 2025, (ii) that the intended use of proceeds thereof is to repay indebtedness and pay other amounts payable pursuant to the Petra Acquisition Agreement, including fees, costs and expenses in connection with the consummation of the Petra Acquisition and the closing of the Second Amendment Acquisition Additional Indebtedness and (iii) that the aggregate principal amount thereof does not exceed $500,000,000 less the sum of the gross proceeds received or funded into escrow on or prior to the date of the consummation of the Petra Acquisition from senior unsecured notes issued in connection with the Petra Acquisition that constitute Permitted Additional Debt (it being understood that for purposes of determining whether such senior unsecured notes constitute Permitted Additional Debt, to the extent the proceeds of such senior unsecured notes are deposited into escrow pursuant to customary escrow arrangements pending consummation of the Petra Acquisition such senior unsecured notes shall be deemed to have the maturity date of such senior unsecured notes upon consummation of the Petra Acquisition and release of such proceeds from escrow).
“Second Amendment Effective Date” shall mean February 9, 2024.
(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
“Consolidated Current Liabilities” shall mean, as at any date of determination, without duplication, the sum of all amounts that would, in conformity with GAAP,

be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries on such date, but excluding, without duplication, (a) the amount of any non-cash liabilities under Accounting Standards Codification Topic No. 410 and Accounting Standards Codification Topic No. 815, (b) the current portion of current and deferred income taxes, (c) the current portion of any Loans and other long-term liabilities, (d) any non-cash liabilities recorded in connection with stock-based or similar incentive-based compensation awards or arrangements and (e) any Second Amendment Acquisition Additional Indebtedness.
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party under this Agreement.
(c)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” to add the following proviso at the end thereof as follows:
“; provided that notwithstanding anything to the contrary herein, the Petra Acquisition shall be deemed to be a Permitted Acquisition.”
(d)    Section 10.1(y) of the Existing Credit Agreement is hereby amended by inserting the following parenthetical after the phrase “October 30, 2024” as follows:
“(except to the extent that the proceeds of such Permitted Pari Term Loan Debt are applied to refinance Second Amendment Acquisition Additional Indebtedness, the unpaid accrued interest and premium thereon and other amounts paid in connection with the refinancing of such Indebtedness plus other amounts paid consisting of original issue discount or fees and expenses incurred in connection with such refinancing)”
(e)    Section 10.1 of the Existing Credit Agreement is hereby amended by deleting the “and” at the end of clause (x) thereto, replacing the “.” at the end of clause (y) thereto with “; and” and adding a new clause (z) at the end thereof as follows:
“(z)    (i) Second Amendment Acquisition Additional Indebtedness, so long as (A) no Subsidiary of the Borrower (other than a Guarantor) is a borrower or guarantor with respect to such Indebtedness, (B) the terms thereof do not restrict the prepayment or repayment of the Obligations, (C) the covenants, events of default, guarantees and other terms of which (other than interest rate, fees, funding discounts and redemption or prepayment premiums reasonably determined by the Borrower to be “market” rates, fees, discounts and premiums at the time of issuance or incurrence of any such Indebtedness), taken as a whole, shall be customary for unsecured “bridge” loan facilities as conclusively determined by the Borrower in good faith and (D) the terms thereof shall not include any financial maintenance covenants and (ii) any Permitted Refinancing Indebtedness issued or incurred to Refinance such Indebtedness that constitutes Permitted Additional Debt (it being understood that for purposes of determining whether such Indebtedness constitutes Permitted Refinancing Indebtedness and Permitted Additional Debt, to the extent the proceeds of such Indebtedness are deposited into escrow pursuant to customary escrow arrangements pending consummation of the Petra Acquisition such Indebtedness shall be deemed to have the maturity date of such Indebtedness upon consummation of the Petra Acquisition and release of such proceeds from escrow).”
(f)    Section 10.7(a) of the Existing Credit Agreement is hereby amended by deleting “or” at the end of clause (iv) thereof, replacing “;” at the end of clause (v) thereof with “,” and adding a new clause (vi) in the appropriate order as follows:
“(vi)    that constitutes Second Amendment Acquisition Additional Indebtedness with the proceeds of any Permitted Refinancing Indebtedness that constitutes Permitted Additional Debt, Term Loans hereunder or Permitted Pari Term Loan Debt (it being understood that for purposes of determining whether such Indebtedness constitutes Permitted Refinancing Indebtedness, Permitted Additional Debt or Permitted Pari Term Loan Debt, to the extent the proceeds of such Indebtedness are deposited into escrow pursuant to customary escrow arrangements pending consummation of the Petra Acquisition such Indebtedness shall be deemed to have the maturity date of such Indebtedness upon consummation of the Petra Acquisition and release of such proceeds from escrow);”
(g)    Section 10.10 of the Existing Credit Agreement is hereby amended by adding a new clause (f) at the end thereof as follows:
“(f)    Notwithstanding anything to the contrary in this Section 10.10, Hedge Agreements entered into by Petra prior to the consummation of the Petra Acquisition shall be permitted hereunder so long as the aggregate net notional volumes of such Hedge Agreements (when aggregated with the Hedge Agreements of the Borrower and its Restricted Subsidiaries (other than Petra)), do not exceed, on a pro forma basis after giving effect to the Petra Acquisition, eighty-five percent (85%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (after giving effect to the Petra Acquisition and as forecast based on the Borrower’s most recent Reserve Report and on Petra’s most recent reserve report) for the sixty (60) month period from the date of creation of such hedging arrangements, based on daily volumes on an annual basis.”
SECTION 2.    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
2.1    Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and Lenders constituting Majority Lenders.

2.2    Other Deliverables. The Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower certifying that (i) no Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment and (ii) each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects, except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects, and except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
2.3    Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
SECTION 3.    Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
3.1    Accuracy of Representations and Warranties. (a) Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).
3.2    No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries pursuant to the terms of any Contractual Requirement, except to the extent such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
3.3    Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment,

and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, and has duly executed and delivered this Amendment.
3.4    Validity and Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
4.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.5    COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
4.6    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.7    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
4.8    Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
4.9    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent in accordance with Section 13.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
4.10    Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.
4.11    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Manuela Molina
	Name:	Manuela Molina
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUBSIDIARY GRANTORS:
CALIFORNIA RESOURCES COLES LEVEE, LLC
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
CALIFORNIA HEAVY OIL, INC.
ELK HILLS POWER, LLC
EHP TOPCO HOLDING COMPANY, LLC
EHP MIDCO HOLDING COMPANY, LLC

	By:	/s/ Manuela Molina
	Name:	Manuela Molina
	Title:	Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer of California Resources Coles Levee, LLC, its General Partner
SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

KEYBANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MUFG BANK, LTD. as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Evans Swann
Name: Evans Swann
Title: Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

By:	/s/ Sal Vitale
Name:	Sal Vitale
Title:	Managing Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Managing Director

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ J. R. Young
Name:	J. R. Young
Title:	Managing Director

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION

BP ENERGY COMPANY, as a Lender

By:	/s/ Will Shappley
Name:	Will Shappley
Title:	Vice President

SIGNATURE PAGE
SECOND AMENDMENT – CALIFORNIA RESOURCES CORPORATION